EXHIBIT 99.1

Contact:	Investor Relations Contact:
Thomas Stites	Timea Parris
Mindspeed Technologies, Inc.	Mindspeed Technologies, Inc.
(949) 579-3650	(949) 579-6283

MINDSPEED REPORTS FISCAL 2005 FIRST QUARTER RESULTS

Company Achieves Its Expectations with Revenues of $26.3 Million and Significantly Reduces Cash Consumption

NEWPORT BEACH, Calif., January 24, 2005 – Mindspeed Technologies, Inc. (NASDAQ: MSPD), a leading supplier of semiconductor solutions for network infrastructure applications, today announced revenues of $26.3 million for the first quarter of fiscal 2005, which ended December 31, 2004, achieving its expectations of approximately flat sequential quarterly revenue compared to the $26.6 million reported in the fourth quarter of fiscal 2004.

     Three of the company’s four product families grew sequentially, with multiservice access voice-over-IP solutions contributing 25 percent of total first quarter revenues, T/E carrier transmission products comprising 32 percent, and high-performance analog devices contributing 24 percent. Revenues from ATM/MPLS processor solutions declined to 19 percent of first quarter revenues. By sales geography, the Asia-Pacific region contributed 44 percent of first quarter revenues, the Americas 43 percent, and Europe contributed 13 percent.

     “We are pleased that we achieved the financial expectations we set at the beginning of the quarter,” said Raouf Halim, Mindspeed’s chief executive officer. “We maintained flat revenue sequentially despite an ongoing industry-wide inventory correction. We also made excellent progress on our restructuring plan, reduced cash consumption by 24 percent, and cut our pro forma operating loss by 12 percent. In addition, we significantly improved our liquidity with our recent convertible debt offering, increasing our combined cash and marketable securities to $78.9 million exiting the quarter,” Halim added.

     Gross margin for the first quarter of fiscal 2005 was $18.3 million, or 70 percent of revenues. Mindspeed’s pro forma operating loss for the first quarter of fiscal 2005 was $11.9 million, a reduction of 12 percent from the pro forma operating loss of $13.6 million reported in the fourth quarter of fiscal 2004. Presented on a GAAP basis, Mindspeed’s operating loss for the first quarter was $30.1 million, as compared to $26.2 million in the prior quarter.

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Mindspeed Reports Fiscal 2005 First Quarter Results	2

     Mindspeed’s pro forma net loss for the first quarter of fiscal 2005 was $12.3 million, or $0.12 per share, based on approximately 100.8 million average shares outstanding, compared to the pro forma net loss of $12.9 million, or $0.13 per share, in the prior quarter, based on approximately 100.2 million average shares outstanding. Presented on a GAAP basis, the net loss for the first quarter of fiscal 2005 was $30.5 million, or $0.30 per share, compared to $25.5 million, or $0.25 per share in the prior quarter. Cash and cash equivalents totaled $75.6 million at the end of the first quarter of fiscal 2005, an increase of $32 million from the prior quarter. Mindspeed had an additional $3.3 million of marketable securities reflected in other current assets and other assets on the balance sheet.

     As described below, the pro forma results, which are a supplement to financial results based on generally accepted accounting principles (GAAP), exclude amortization of intangible assets and special items. Mindspeed uses pro forma information to evaluate its operating performance and believes this presentation provides investors with additional insight into underlying operating results by excluding amortization of intangible assets and the effects of restructuring charges, asset impairments and other significant discrete items that may not be indicative of Mindspeed’s core operating results. Cash consumption excludes cash flows related to Mindspeed’s sale of $46 million of convertible senior notes. These measures provide an operating perspective not immediately apparent from GAAP operating loss or net loss. In addition, Mindspeed has historically reported similar financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. These measures of earnings and cash flows are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. A reconciliation of the pro forma and GAAP results is included in the accompanying financial data.

Second Quarter Fiscal 2005 Outlook

     “While visibility remains limited, we expect to benefit as customers continue to work down their inventories and revenues from design wins continue to ramp in key markets. However, we expect this to be partially offset by traditionally weak capital spending in the March quarter,” said Halim.

     As a result, Mindspeed expects fiscal 2005 second quarter revenues to be approximately flat to up 5 percent sequentially. The company expects overall gross margin to be approximately 69 percent and expects quarterly pro forma operating expenses (which exclude amortization of intangible assets and special charges) to be approximately $29 million. As a result, Mindspeed expects to reduce its fiscal 2005 second quarter pro forma operating loss by approximately 13 percent, and to further reduce its cash consumption.

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Mindspeed Reports Fiscal 2005 First Quarter Results	3

First Quarter Fiscal 2005 Conference Call

     Mindspeed will conduct a conference call to discuss its first quarter fiscal 2005 results this afternoon, Monday, January 24, at 2:00 p.m. PST/5:00 p.m. EST. To listen to the conference call via telephone, call 877-804-1919 (domestic) or 334-323-7224 (international); security code: Mindspeed. To listen via the Internet, please visit the investor relations section of Mindspeed’s web site at www.mindspeed.com under About Us/Investors. Replay of the conference will be available immediately after the conclusion of the call. The replay will be available on Mindspeed’s web site at www.mindspeed.com or by calling 877-919-4059 (domestic) or 334-323-7226 (international); pass code: 80330397.

About Mindspeed Technologies®

     Headquartered in Newport Beach, Calif., Mindspeed Technologies, Inc. designs, develops and sells semiconductor networking solutions for communications applications in enterprise, access, metropolitan and wide area networks.

     The company’s four key product families include high-performance analog transmission and switching solutions, multiservice access products designed to support voice and data services across wireline and wireless networks, T/E carrier physical-layer and link-layer devices, and ATM/MPLS network processors.

     Mindspeed’s products are used in a wide variety of network infrastructure equipment including voice and media gateways, high-speed routers, switches, access multiplexers, cross-connect systems, add-drop multiplexers and digital loop carrier equipment.

     To learn more, visit us at www.mindspeed.com.

Safe Harbor Statement

     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include the “Second Quarter Fiscal 2005 Outlook” and other information regarding the company’s expectations, goals or intentions, including, but not limited to, statements regarding business and quarterly trends, the restructuring plan, operating performance and profitability, competitive position, revenues, expenses and cash flows. These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the company and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: market demand for the company’s new and existing products, particularly in China; availability of capital needed for the company’s business; the cost and effectiveness of the restructuring plan; the company’s ability to reduce its cash consumption; reduction of inventory at key customers; pricing pressures and other competitive factors; order and shipment uncertainty; and the company’s ability to maintain operating expenses within anticipated levels. Risks and uncertainties that could cause the company’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Certain Business Risks”, “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended September 30, 2004, as well as similar disclosures in the company’s subsequent SEC filings. Forward-looking statements contained in this press release are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Mindspeed Reports Fiscal 2005 First Quarter Results	4

MINDSPEED TECHNOLOGIES, INC.
Pro Forma Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended
	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2004	2004	2004	2003
Net revenues	$26,316	$26,579	$35,360	$26,746
Cost of goods sold (a)	7,982	8,967	10,155	8,128

Gross margin	18,334	17,612	25,205	18,618

Operating expenses:
Research and development	19,604	19,943	19,095	20,424
Selling, general and administrative	10,662	11,228	12,114	11,960

Total operating expenses	30,266	31,171	31,209	32,384

Pro forma operating loss	(11,932)	(13,559)	(6,004)	(13,766)

Other income (expense), net	—	53	(82)	214

Pro forma loss before income taxes	(11,932)	(13,506)	(6,086)	(13,552)

Provision for income taxes	398	(568)	816	192

Pro forma net loss	$(12,330)	$(12,938)	$(6,902)	$(13,744)

Pro forma net loss per share, basic and diluted	$(0.12)	$(0.13)	$(0.07)	$(0.15)

Weighted-average number of shares used in per share computation	100,804	100,242	99,467	94,612

Pro forma operating loss, pro forma net loss and pro forma net loss per share exclude the amortization of intangible assets, special charges and employee separation costs. A reconciliation of pro forma and GAAP results is presented in the following table.

(a)	Cost of goods sold includes the favorable effect of sales of certain inventories written down to a zero cost basis during fiscal 2001. The favorable effect of such sales, by quarter, was approximately $2.0 million (December 2004), $2.7 million (September 2004), $2.5 million (June 2004) and $1.0 million (December 2003).

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Mindspeed Reports Fiscal 2005 First Quarter Results	5

MINDSPEED TECHNOLOGIES, INC.
Reconciliation of Pro Forma Results to GAAP
(unaudited, in thousands, except per share amounts)

	Three months ended
	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2004	2004	2004	2003
Reconciliation of Pro Forma Operating Loss to Operating Loss
Pro forma operating loss	$(11,932)	$(13,559)	$(6,004)	$(13,766)
Amortization of intangible assets and special items:
Amortization of intangible assets	12,676	12,602	12,609	12,476
Special charges (b)	5,473	—	—	—
Employee separation costs (c)	—	—	630	—

Operating loss	$(30,081)	$(26,161)	$(19,243)	$(26,242)

Reconciliation of Pro Forma Net Loss to Net Loss
Pro forma net loss	$(12,330)	$(12,938)	$(6,902)	$(13,744)
Amortization of intangible assets and special items:
Amortization of intangible assets	12,676	12,602	12,609	12,476
Special charges (b)	5,473	—	—	—
Employee separation costs (c)	—	—	630	—

Net loss	$(30,479)	$(25,540)	$(20,141)	$(26,220)

Reconciliation of Pro Forma Net Loss Per Share to Net Loss Per Share
Loss per share, basic and diluted:
Pro forma net loss	$(0.12)	$(0.13)	$(0.07)	$(0.15)
Amortization of intangible assets and special items	(0.18)	(0.12)	(0.13)	(0.13)

Net loss	$(0.30)	$(0.25)	$(0.20)	$(0.28)

Reconciliation of Cash Consumption to Net Increase (Decrease) in Cash and Cash Equivalents
Cash consumption	$(8,395)	$(11,115)	$(4,883)	$(13,426)
Sale of convertible senior notes	43,930	—	—	—
Deferred financing costs	(320)	—	—	—
Purchase of marketable securities	(3,253)	—	—	—

Net increase (decrease) in cash and cash equivalents	$31,962	$(11,115)	$(4,883)	$(13,426)

(b)	Special charges consist of asset impairments and restructuring charges.

(c)	Employee separation costs consist of severance benefits paid to certain former officers of the company as a result of organizational changes.

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Mindspeed Reports Fiscal 2005 First Quarter Results	6

MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended
	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2004	2004	2004	2003
Net revenues	$26,316	$26,579	$35,360	$26,746
Cost of goods sold (d)	7,982	8,967	10,155	8,128

Gross margin	18,334	17,612	25,205	18,618

Operating expenses:
Research and development	19,604	19,943	19,095	20,424
Selling, general and administrative	10,662	11,228	12,744	11,960
Amortization of intangible assets	12,676	12,602	12,609	12,476
Special charges (e)	5,473	—	—	—

Total operating expenses	48,415	43,773	44,448	44,860

Operating loss	(30,081)	(26,161)	(19,243)	(26,242)

Other income (expense), net	—	53	(82)	214

Loss before income taxes	(30,081)	(26,108)	(19,325)	(26,028)

Provision for income taxes	398	(568)	816	192

Net loss	$(30,479)	$(25,540)	$(20,141)	$(26,220)

Net loss per share, basic and diluted	$(0.30)	$(0.25)	$(0.20)	$(0.28)

Weighted-average number of shares used in per share computation	100,804	100,242	99,467	94,612

(d)	Cost of goods sold includes the favorable effect of sales of certain inventories written down to a zero cost basis during fiscal 2001. The favorable effect of such sales, by quarter, was approximately $2.0 million (December 2004), $2.7 million (September 2004), $2.5 million (June 2004) and $1.0 million (December 2003).

(e)	Special charges consist of asset impairments and restructuring charges.

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Mindspeed Reports Fiscal 2005 First Quarter Results	7

MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	December 31,	September 30,
	2004	2004
ASSETS
Current Assets
Cash and cash equivalents (f)	$75,600	$43,638
Receivables, net	16,080	19,618
Inventories	9,341	11,986
Other current assets	6,502	6,114

Total current assets	107,523	81,356

Property, plant and equipment, net	18,552	20,979
Intangible assets, net	7,806	20,385
Other assets	5,448	3,580

Total assets	$139,329	$126,300

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$7,159	$13,112
Deferred revenue	4,147	3,471
Accrued compensation and benefits	9,031	9,282
Restructuring	4,358	2,823
Other current liabilities	3,915	3,586

Total current liabilities	28,610	32,274

Convertible senior notes	43,931	—
Other liabilities	3,828	3,099

Total liabilities	76,369	35,373

Stockholders’ equity	62,960	90,927

Total liabilities and stockholders’ equity	$139,329	$126,300

(f) Combined cash and marketable securities consist of the following:

	December 31,	September 30,
	2004	2004

Cash and cash equivalents	$75,600	$43,638
Marketable securities, consisting of U.S. treasury obligations, included in other current assets and other assets	3,258	—

Combined cash and marketable securities	$78,858	$43,638

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Mindspeed Reports Fiscal 2005 First Quarter Results	8

MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Statements of Cash Flows
(unaudited, in thousands)

	Three months ended
	December 31,
	2004	2003
Cash Flows From Operating Activities
Net loss	$(30,479)	$(26,220)
Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation	2,599	3,019
Amortization of intangible assets	12,676	12,476
Asset impairments	600	—
Inventory provisions	495	999
Other non-cash items, net	295	(8)
Changes in assets and liabilities:
Receivables	3,535	(2,678)
Inventories	2,150	(814)
Accounts payable	(5,953)	(1,729)
Deferred revenue	676	821
Accrued expenses and other current liabilities	1,859	(1,354)
Other	1,724	55

Net cash used in operating activities	(9,823)	(15,433)

Cash Flows From Investing Activities
Capital expenditures	(762)	(2,161)
Sales of assets	128	—
Purchase of marketable securities	(3,253)	—

Net cash used in investing activities	(3,887)	(2,161)

Cash Flows From Financing Activities
Sale of convertible senior notes	43,930	—
Proceeds from exercise of options and warrants	2,062	4,232
Deferred financing costs	(320)	(64)

Net cash provided by financing activities	45,672	4,168

Net increase (decrease) in cash and cash equivalents	31,962	(13,426)
Cash and cash equivalents at beginning of period	43,638	80,121

Cash and cash equivalents at end of period	$75,600	$66,695

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Mindspeed Reports Fiscal 2005 First Quarter Results	9

MINDSPEED TECHNOLOGIES, INC.
Selected Corporate Data
(unaudited, in thousands)

	Three months ended
	Dec. 31,	Sept. 30,	June 30,	Dec. 31,
	2004	2004	2004	2003

Gross margin %	70%	66%	71%	70%

Cash provided by (used in):
Operating activities	$(9,823)	$(9,966)	$(4,959)	$(15,433)
Investing activities	(3,887)	(1,856)	(812)	(2,161)
Financing activities	45,672	707	888	4,168

Net increase (decrease) in cash	$31,962	$(11,115)	$(4,883)	$(13,426)

Depreciation (g)	$2,599	$2,658	$2,738	$3,019
Capital expenditures	762	1,856	812	2,161

Revenues by region:
Americas	$11,414	$11,960	$11,451	$13,188
Europe	3,466	3,415	5,866	3,516
Asia-Pacific	11,436	11,204	18,043	10,042

	$26,316	$26,579	$35,360	$26,746

Revenues by product line:
Multiservice access DSP products	$6,470	$4,971	$9,472	$3,558
High-performance analog products	6,258	5,445	9,319	4,768
T/E carrier products	8,425	7,725	11,289	12,014
ATM/MPLS network processor products	5,163	8,424	5,255	6,148
Other	—	14	25	258

	$26,316	$26,579	$35,360	$26,746

(g) Does not include amortization of intangible assets.

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